THIS INDENTURE made this 9th day of May, 2000.

BETWEEN:

                        KANATA RESEARCH PARK CORPORATION

                       (Hereinafter called the "Landlord")

                                                               OF THE FIRST PART

AND:

                                 PMC-SIERRA LTD.

                        (Hereinafter called the "Tenant")

                                                              OF THE SECOND PART

             WITNESSETH  that  in   consideration   of  the  rents,   covenants,
conditions and agreements herein contained, the Landlord and the Tenant covenant and agree as follows:

1.00         LEASED PREMISES

             The Landlord hereby leases to the Tenant all those premises consisting of approximately Fifty Eight Thousand Two Hundred Forty Two point Sixty (58,242.60) usable [Sixty Five Thousand Two Hundred Thirty One point Seventy One (65,231.71) rentable] square feet of space on the 2nd, 3rd and 4th floors (herein called the "First Leased Premises") and Nineteen Thousand Four Hundred Fourteen point Twenty (19,414.20) usable [Twenty One Thousand Seven Hundred Forty Three point Ninety (21,743.90) rentable] square feet of space on the 5th floor (herein called the "Additional Leased Premises") of a building to be known municipally as 411 Legget Drive (herein called the "Building") in the City of Kanata which Building is to be erected on lands owned by the Landlord (herein called the "Lands") described in Schedule "A" attached. The First Leased Premises and Additional Leased Premises are more particularly outlined on the floor plan attached and marked Schedule "B". The parties acknowledge that the foregoing calculation of the area of the First Leased Premises and Additional Leased Premises have been estimated only and that the actual areas shall be subject to certification by the Landlord.

             Unless otherwise specified herein, all references to the Leased Premises in the Lease shall include the First Leased Premises and the Additional Leased Premises.

             On or before the date so stipulated for possession of the Leased Premises, or within a reasonable time thereafter, the Landlord shall provide a letter of certificate of measurement verifying the square footage of the Leased Premises.

1.01         ADDITIONAL DEFINITIONS

             For the purposes of this Lease and any additions or amendments thereto:

             (a) "Improvements" means all improvements located on the Lands, including the Building, the parking lot or structure servicing the Building and other facilities and physical structures which are for the exclusive use of occupants of the Building;

             (b) "Common Areas" means at any time those portions of the Lands and Building not leased or designated for lease to tenants but provided to be used in common by (or by the sublesses, agents, employees, customers or licensees of) the Landlord, Tenant and other tenants of the Building, whether or not they are open to general public and shall include any fixtures, chattels, systems, decor, signs, facilities or landscaping contained in those areas or maintained or used in connection with them, and shall be deemed to include the city sidewalks adjacent to the Lands and any pedestrian walkway system (either above or below ground), park, or other public facility in respect of which the Landlord is from time to time subject to obligations arising from the Lands and Building.

             (c) "Tenant's Proportionate Share" means percent Forty Six point Eighty Seven (46.87%) provided the said percentage may be varied based on the actual area of the Leased Premises as certified by the Landlord.

2.00         TERM

             The term of the Lease shall be for a period of Ten (10) years to be computed, from the earlier of substantial completion of the First Leased Premises or January 1, 2001 (the "Commencement Date") and from thenceforth next ensuing and full to be completed and ended at the conclusion of the 10th year (the "Term"). Notwithstanding the Commencement Date of the Term, the Tenant shall not occupy the Additional Leased Premises until November 1, 2000, nor shall it be liable for Annual Rent or Additional Rent thereon until such date. The Tenant acknowledges and agrees that the Landlord shall have the right to lease the Additional Leased Premises, wholly on the Landlord's behalf, to a Third Party for any term which shall expire on or before October 31, 2001.

2.01         INABILITY TO GIVE OCCUPANCY

             It is hereby agreed that if the Landlord is unable to deliver vacant possession of the First Leased Premises on the Commencement Date and/or vacant possession of the Additional Leased Premises on November 1, 2001, by reason of the Leased Premises or the Building being uncompleted or by reason of any previous tenant or occupant overholding (but not by reason of circumstances beyond the Landlord's control or by reason of the failure of the Tenant to complete Tenant's Work herein or by reason of the Tenant failing on or before the date occurring six (6) weeks prior to the commencement of the Term herein to supply all necessary approvals and specifications which the Landlord requires in order to complete the Leasehold Improvements herein,) the Landlord shall diligently exercise all of its rights to obtain completion and vacant possession of the Leased Premises and the rent payable hereunder shall abate at a rental per day equal to 1/365th of the Annual Rent payable until such completion or vacant possession is obtained but the Landlord shall not be liable to the Tenant for damages of any nature whatsoever and this Lease shall continue in full force and effect subject only to the abatement of rent as aforesaid.

2.02         EARLY OCCUPANCY

             If the Tenant occupies the First Leased Premises prior to the Commencement Date, then during the period up to the Commencement Date the Tenant shall be a tenant of the Landlord subject to all the covenants, conditions and agreements set out in this Lease and at a rental per day equal to 1/365th of the Annual Rent and Additional Rent and such rental shall be paid on or before the commencement of the Term.

2.03         OVERHOLDING

             If the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease with or without the consent of the Landlord and without any further written agreement, the Tenant shall be a monthly tenant at a rent equivalent to 150% of the Monthly Rent and Additional Rent hereby reserved and subject to all the terms and conditions herein set out except as to length of tenancy.




3.00         RENT - Basic Rent

             In each year during the Term of this Lease the Tenant covenants and agrees to pay without any set-off or deduction whatsoever, to the Landlord, as rent for the Leased Premises, and for the non-exclusive use of the common areas of the Building on which the Leased Premises is located (which common area allocation shall be 12% of the area of the Leased Premises), the following:


             First Leased Premises:

                      Rental Rate
                     Per Sq. Foot   For Leased       For Common       Total Per
               Year   Per Annum      Premises           Area            Annum
               ----   ---------      --------           ----            -----
               1-5      $16.50      $  961,002.90    $115,320.31   $1,076,323.21
               6-10     $20.00      $1,164,852.00    $139,782.20   $1,304,634.20




             Additional Leased Premises:


                       Rental Rate
                      Per Sq. Foot  For Leased       For Common       Total Per
               Year    Per Annum     Premises           Area            Annum
               ----    ---------     --------           ----            -----
               1-5      $16.50      $320,334.30      $38,440.05      $358,774.35
               6-10     $20.00      $388,284.00      $46,594.00      $434,878.00


             herein called "Annual Rent". The Annual Rent will be adjusted proportionately for any lease year which is other than twelve months.

3.01         MONTHLY RENTAL

             The Annual Rent shall be payable in equal monthly installments (hereinafter called the "Monthly Rent") in advance on the first day of each calendar month during the Term. If the Term commences on any day other than the first (1st) or ends on any day other than the last of a calendar month, rent for the fraction of a month at the commencement and at the end of the Term shall be prorated at a rate per day equal to 1/365th of the Annual Rent payable. The Annual Rent and the Monthly Rent may be varied based on the actual area of the Leased Premises as certified by the Landlord.

3.02         ADDITIONAL RENT

             The Tenant covenants to pay as additional rent all sums to be paid to the Landlord hereunder including, without limiting the generality of the foregoing, all tax on the Tenant's leasehold improvements, Goods and Services Tax and the Tenant's Proportionate Share of the Tax, Capital Tax, Landlord's Business Tax and Operating Costs (herein called "Additional Rent").

3.03         ESTIMATED ADDITIONAL RENTALS

             During the Term, the Tenant shall pay to the Landlord monthly in advance on the 1st day of each and every month during the Term, one-twelfth (1/12) of the amount of such annual Additional Rent as reasonably estimated by the Landlord to be due from the Tenant. Such estimates may be adjusted from time to time and re-adjusted by the Landlord and the Tenant shall pay to the Landlord monthly installments of Additional Rent according to such estimates, as so adjusted.

3.04         DEFICIENCY OF ADDITIONAL RENT

             If the aggregate amount of such estimated Additional Rent payments made by the Tenant in any year should be less than the Additional Rent due for such year, then the Tenant shall pay to the Landlord as Additional Rent within ten (10) days of receipt of notice thereof from the Landlord the amount of such deficiency.

3.05         EXCESS OF ADDITIONAL RENTAL INSTALLMENTS

             If the aggregate amount of such Additional Rent payments made by the Tenant in any year of the Term should be greater than the Additional Rent due for such year, then should the Tenant not be otherwise in default hereunder, the amount of such excess will be applied by the Landlord to the next succeeding installments of such Additional Rent due hereunder; and if there be any such excess for the last year of the Term, the amount thereof will be refunded by the Landlord to the Tenant within thirty (30) days after the completion of the Landlord's year-end review provided the Tenant is not otherwise in default under the terms of the Lease.

3.06         PRO-RATING OF ADDITIONAL RENT

             If only part of any calendar year is included within the Term the amount of the Additional Rent payable by the Tenant for such partial year shall be prorated and shall be based upon the estimates made by the Landlord and upon a final determination of such Additional Rent, the amount remaining unpaid at the termination of this Lease shall, notwithstanding such termination, be adjusted and paid within a reasonable time thereafter.

3.07         PREPAYMENT OF ADDITIONAL RENT

             Notwithstanding the foregoing, if the Landlord is required to pay any amount, which it is entitled to collect from the tenants of the Building, more frequently than provided for in this Lease or if the Landlord is required to prepay any such amount, the Tenant shall pay to the Landlord its portion of such amount calculated in accordance with this Lease, forthwith upon demand.

3.08         DISPUTE AS TO AMOUNT OF ADDITIONAL RENT

             In the event of any dispute by the Tenant as to the amount of any Additional Rent claimed by the Landlord or the amount of the Tenant's Proportionate Share thereof, the opinion of the Landlord's auditors shall be conclusive and binding as to the amount thereof for any period to which the opinion relates.

3.09         POST-DATED CHEQUES

             The Tenant shall, on or before the commencement of each and every Lease Year of the Term, including the first Lease Year, deliver to the Landlord a series of post-dated cheques, one for each month of the Lease Year, drawn for an amount equal to the amount of Monthly Rent and the Additional Rent (as estimated by the Landlord) payable in each month of such Lease Year, provided that the first such payment is to include also any pro-rated Monthly Rent and Additional Rent for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term, provided further that the obligation in the first Lease Year shall be adjusted to take into account all advance rental paid hereunder.


3.10         ADVANCE RENTAL

             The Landlord hereby acknowledges receipt from the Tenant of the sum of One Hundred Eighty Seven Thousand Five Hundred Fifty Dollars and Ninety One Cents ($187,550.91) inclusive of G.S.T. to be held without interest and applied against the first and last months' Monthly Rent and Additional Rent.

3.11         MANNER AND PLACE OF PAYMENT OF RENT

             All rent shall, until further written notice is received from the Landlord, be paid by the Tenant without any prior demand therefor to Kanata Research Park Corporation, at par in the City of Kanata at the principal office of, Kanata Research Park Corporation, 555 Legget Drive, Suite 206, Kanata, Ontario, Canada K2K 2X3, or at such other place in Canada as Kanata Research Park Corporation may designate in writing from time to time and shall be payable in lawful money of Canada. The Landlord agrees that payments made to Kanata Research Park Corporation pursuant to this Lease shall be deemed to be payments made to the Landlord and the Tenant shall not be required to see to the application thereof.

3.12         DEFAULT

             Any sums received by the Landlord from or for the account of the Tenant when the Tenant is in default hereunder may be applied at the Landlord's option to the satisfaction, in whole or part, of any of the obligations of the Tenant then due hereunder in such manner as the Landlord sees fit, and regardless of any designation or instructions of the Tenant to the contrary.

3.13         ACCRUAL OF RENT

             Rent shall be considered as annual and accruing from day to day, and where it becomes necessary for any reason to calculate such rent for an irregular period of less than one (1) year an appropriate apportionment and adjustment shall be made. Where the calculation of any Additional Rent is not made until after the termination of this Lease, the obligation of the Tenant to pay such Additional Rent shall survive the termination of this Lease and such amounts shall be payable by the Tenant upon demand by the Landlord.

3.14         NET LEASE

             The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Landlord and that the Landlord shall not be responsible during the Term for any costs, charges, expenses or outlays of any nature whatsoever arising from or relating to the Leased Premises, whether foreseen or unforeseen and whether or not within the contemplation of the parties at the commencement of the Term except as shall be otherwise expressly provided for in this Lease and other than Income Tax due by the Landlord, the Tenant shall be responsible for any business transfer tax, value added tax, multi-stage sales tax, goods and services tax or any other tax or levy on rental income that may be charged, levied or assessed by any government or other applicable taxing authority against the Landlord whether known as a goods and services tax or any other name ("Goods and Services Tax").

4.00         TENANT'S BUSINESS TAX

             In each and every year during the Term the Tenant covenants to pay and discharge prior to the same becoming due and payable all taxes, rates, duties and assessments and other charges that may be levied, rated, charged or assessed against or in respect of the Tenant's or other occupant's use and occupancy of the Leased Premises or in respect of the Tenant's or other occupant's leasehold improvements, equipment, machinery, trade fixtures and facilities situate or installed on or in the Leased Premises and every tax and licence fee in respect of any and every business carried on in the Leased Premises or in respect of the use or occupancy thereof by the Tenant (and any and every subtenant, licensee or occupant thereof) whether such taxes, rates, duties, assessments and licence fees are charged by any municipal, parliamentary, school or other body during the term hereby demised. The Tenant will indemnify and keep indemnified the Landlord from and against payment of all loss, costs, charges and expenses occasioned by, or arising from any and all such taxes, rates, duties, assessments, licence fees, and any and all taxes which may in future be levied or charged in lieu of such taxes; and any such loss, costs, charges and expenses suffered by the Landlord may be collected by the Landlord as rent with all rights of distress and otherwise as reserved to the Landlord in respect of rent in arrears. The Tenant further covenants and agrees that upon written request of the Landlord, the Tenant will promptly deliver to the Landlord for inspection receipts for payment of all such taxes, rates, duties, assessments, licence fees and other charges in respect of all improvements, equipment and facilities of the Tenant on or in the Leased Premises or in respect of any business carried on in the Leased Premises which were due and payable up to one (1) month prior to such request.

4.01         LANDLORD'S BUSINESS TAX

             In the event that there are any taxes, rates, duties, assessments or charges levied, rated, charged or assessed against the Landlord by any municipal or other governmental authority with respect to the Landlord's use or occupancy of any part of the Building or the Land which the Tenant is entitled to use in common with other persons or with respect to any other part of the Building which the Landlord uses or occupies for the purpose of supplying services to the Leased Premises (such taxes, rates, duties, assessments or charges hereinafter called the "Landlord's Business Tax"), then it is agreed that in addition to all other sums, the Tenant is required to pay pursuant to this Lease, the Tenant shall pay to the Landlord as Additional Rent, the Tenant's Proportionate Share of such Landlord's Business Tax.

4.02         TAX ON TENANT'S LEASEHOLD IMPROVEMENTS

             The Tenant shall pay to the Landlord as Additional Rent, in respect of each applicable tax year, an amount equal to that portion of the Tax for such tax year, as determined by the Landlord, which may reasonably be regarded as being attributable to the fixtures, improvements, installations, alterations, additions and equipment from time to time made, erected or installed by or on behalf of the Tenant in the Leased Premises.

4.03         PROPERTY TAX

             "Tax" in this Lease means an amount equivalent to all taxes, rates, duties, levies and assessments whatsoever levied, rated, charged or assessed by any municipal, parliamentary, educational, school or other governmental authority charged upon the Building, the Lands, the property and all improvements now or hereafter appurtenant thereto or upon the Landlord on account thereof including all taxes, rates, duties, levies and assessments for local improvements and including any tax which has been attracted by the Tenant's leasehold improvements and equipment and for which the Tenant is responsible hereunder and excluding any portion of Tax payable solely by any other tenant and excluding any Tax charged against or applicable to the other office buildings constructed on the Lands and the parking spaces (excluding visitor parking) applicable to such buildings and excluding such taxes as corporate income, capital gains, profits or excess profits, taxes assessed upon the income of the Landlord, and shall also include any and all taxes which may in future be levied in lieu of Tax as hereinbefore defined.



4.04         ALLOCATION OF TAX

             If the Tax or any portion thereof that may be payable by the Tenant by reason of this Lease, depends upon an assessment or an approximation of an assessment which has not been made by the taxing authority or authorities having jurisdiction, the Landlord shall determine the same; any such determination made by the Landlord shall be binding upon the Tenant unless shown to be unreasonable or erroneous in some substantial respect. The Landlord shall have the right from time to time to reasonably allocate and re-allocate Taxes not charged separately to the various buildings (including the Building) and the parking garages located on the Lands.

4.05         SEPARATE SCHOOL TAXES

             If the Tenant or any subtenant or licensee of the Tenant or any occupant of the Leased Premises shall elect to have the Leased Premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord, as additional rent, as soon as the amount of the separate school taxes is ascertained, any amount by which the amount of separate school taxes exceeds the amount which would have been payable for Tax had such election not been made and if the Tenant or any subtenant or licensee of the Tenant shall elect to have the Leased Premises or any part thereof assessed for separate school taxes as aforesaid and if such separate school taxes are less than the taxes which would have been payable for school taxes had such election not been made, then and in that event, the Tenant shall be entitled to deduct from the rent for the first month of the year following which such taxes were payable, the amount by which the separate school taxes were less than the amount which would have been payable for school taxes in the year prior to such month.

4.06         TAX APPEAL

             Any expense incurred by the Landlord in obtaining or attempting to obtain a reduction in the amount of the Tax or the assessment upon which the Tax may be based, shall be added to and included in the amount of the Tax and if the Tenant shall have paid its Proportionate Share of the Tax and the Landlord shall thereafter receive a refund of any portion of the Tax, the Landlord shall make an appropriate refund to the Tenant.

4.07         CAPITAL TAX

             "Capital Tax" means the tax or excise imposed or capable of being imposed upon the Landlord by any government authority having jurisdiction which is measured or based in whole or in part upon the taxable capital employed by the Landlord, which said taxable capital shall be deemed to be the cost to the Landlord of said Building and Lands computed as if the amount of such tax were that amount due if the Building and the Lands were the only property of the Landlord, the Landlord was entitled to no capital deduction, investment allowance or any other deduction whatsoever. For the purpose of this paragraph the Term "investment allowance" and "capital deduction" shall be defined by reference to the applicable taxing statute.

5.00         OPERATING COSTS

             "Operating Costs" in this Lease means the total charges, expenses, costs, fees, rentals, disbursements or outlays incurred, accrued, paid, payable or attributable whether by the Landlord or others on behalf of the Landlord for complete repair, maintenance, operation, cleaning and management of the Building, Lands and all the improvements thereon and the components of each of them (herein collectively called the "Property") such as are in keeping with maintaining the standard of a first class commercial Property so as to give it high character and distinction; and including, without limiting the generality of the foregoing, the cost of all repairs and replacements required for such operation and maintenance, the cost of maintaining and repairing the heating, air-conditioning, ventilating and mechanical systems and equipment in the Building, the cost of operating and maintaining any elevators, (including the cost of service contracts); the costs of providing hot and cold water; the costs of providing electricity not otherwise chargeable to tenants; the costs of all fuel, gas and steam used in heating, ventilating and air-conditioning; the cost of energy conservation devices or equipment; the cost of snow removal; landscape maintenance including the cost of replacing any landscaping on the Lands; the cost of window cleaning; the cost of insurance premiums for fire, casualty, liability, rental and any other insurance coverage maintained by the Landlord in connection with the Property; telephone and other utility costs; the amount paid or payable for all salaries, wages and benefits and other payments paid to or on behalf of persons engaged in the cleaning, supervision, maintenance and repair of the Property (including wages of the on site Property Manager); the cost of accounting services necessary to prepare the statements and opinions for the tenants and to compute the rents and other charges payable by the tenants of the Building; the cost of porters, guards and other protection services; the cost of providing security services; the cost of garbage or refuse removal from the Building not otherwise chargeable to tenants; the cost of repair and maintenance of the roadways, curbs, paving, walkways, pools, landscaping, lighting and other common facilities and outside areas; cost of services provided for the common use of the tenants; building management fees or an administrative fee (not exceeding the going rate charged by trust companies or first class building Management Companies for building management in the Regional Municipality of Ottawa-Carleton for similar buildings); the cost of service contracts with independent contractors and all other expenses, paid or payable by the Landlord in connection with the operation of the Property, but such Operating Costs shall not include any interest on any debt or capital; retirement of any debt; any amounts directly chargeable by the Landlord to any tenant or tenants of the Building and the cost of any repairs paid for by insurance proceeds or for which the Landlord was reimbursed by insurance proceeds.

5.01         ALLOCATION OF OPERATING COSTS

             In determining the Operating Costs attributable to the Building, the Landlord shall have the right from time to time to reasonably allocate and re-allocate such Operating Costs which represent operating costs incurred for facilities or services shared by the Building and such other buildings as are owned or operated by the Landlord and which are not charged or allocated separately against the Building and any such other building or buildings. Any such determination made by the Landlord shall be binding upon the Tenant unless shown to be unreasonable or erroneous in some substantive respect. The Tenant shall have the right to reasonable access to the books and records of the Landlord to conduct an examination and to ascertain whether allocations of Operating Costs made by the Landlord have been made reasonably.

5.02         FULL OCCUPANCY

             If in any year the Building has not been fully occupied for the whole year, the amount of the Operating Costs for such year may be adjusted by the Landlord, acting reasonably, to an amount which reflects what the amount of the Operating Costs would be if the Building had been fully occupied for the whole year.

5.03         USE OF ELECTRICITY

             The Tenant's use of electricity in the Leased Premises shall be for the operation of office lighting and business machines, such as typewriters, desktop computers and other small office machines and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises. In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electrical service, the Tenant shall not, without the Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than normal office electrical fixtures, lamps, typewriters and similar small office machines) to the Building's electric distribution system or make any alteration or addition to the electrical system of the Leased Premises existing at the commencement of the Term. If the Landlord grants such consent, the cost of all additional risers and other equipment required therefor shall be paid as Additional Rent by the Tenant to the Landlord upon demand. As a condition to granting such consent, the Landlord may require the Tenant to agree to pay an increase in the Additional Rent for Operating Costs by an amount which will reasonably reflect the increased cost of the Landlord of the additional electrical services to be furnished to the Leased Premises by the Landlord.

5.04         METERS

             The Tenant covenants to pay for the cost of any additional metering which may be required by the Landlord to be installed in the Building for the purpose of determining the amount of electricity, gas, hydro or other utilities consumed by the Tenant in the Leased Premises.

6.00         ASSIGNING OR SUBLETTING

             The Tenant covenants that it will not assign or sublet the Leased Premises or any part thereof without the prior written consent of the Landlord, which consent shall not be unreasonably withheld save and except in the event of any of the following, in which case the Landlord may arbitrarily withhold its consent:

             (a) an assignment or sublet of the whole of the Leased Premises, the terms of which have a net present value that are less or more than the net present value of the terms of the Lease (not including the value of initial leasehold improvements, leasing commissions or inducements of any kind under the Lease) and in the latter event if the Landlord consents to such assigned or sublet the Tenant shall pay the increased value to the Landlord as Additional Rent.;

             (b)      a sublet of a part of the Leased Premises;

             (c) where the assignee or subtenant is then a tenant of the Landlord at the Building and the Landlord has or will have during the next following six (6) months, vacant space for rent in the Building.

6.01         REQUEST TO ASSIGN OR SUBLET

             If the Tenant requests the Landlord's consent to an assignment of this Lease or to a subletting of the whole or any part of the Leased Premises, the Tenant shall submit to the Landlord the name and address of the proposed assignee or subtenant together with a copy of an offer or agreement to assign or sublet or the sublease or assignment and such additional information as to the nature of its business and its financial responsibility and standing (including financial statements) as the Landlord may reasonably require ("required information").

6.02         LANDLORD'S RIGHT TO CANCEL

             Upon receipt of such request and the required information from the Tenant, the Landlord shall have the right, exercisable in writing within thirty (30) days after such receipt, to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Leased Premises, or, if the request is to sublet a portion of the Leased Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in the Landlord's notice of exercise of right ("Landlord's notice of termination"), which shall be neither less than sixty (60) days nor more than one hundred and twenty (120) days following the delivery of the Landlord's notice of termination. If the Landlord shall exercise such right, the Tenant shall surrender possession of the entire Leased Premises or the portion which is the subject of the right, as the case may be, on the date set forth in the Landlord's notice of termination in accordance with the provisions of this Lease relating to the surrender of the Leased Premises at the expiration of the Term. If this Lease shall be cancelled as to a portion of the Leased Premises only, the rent payable by the Tenant under this Lease shall be abated proportionately. In the event that the Landlord shall not exercise the right to cancel this Lease, then the Landlord's consent to any such request to assign or sublet shall not be unreasonably withheld.

6.03         ASSIGNMENT AGREEMENT

             The Landlord's consent to any assignment may be conditional upon the assignee entering into an assignment in form and content satisfactory to the Landlord, to perform, observe and keep each and every covenant, condition and agreement in this Lease on the part of the Tenant to be performed, observed and kept including the payment of rent and all other sums and payments agreed to be paid or payable under this Lease on the days and times and in the manner specified.

6.04         CONSENT NOT TO RELEASE TENANT

             In no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from his obligations fully to perform all the terms, covenants and conditions of this Lease to be performed.

6.05         CHANGE IN CORPORATE CONTROL

             If the Tenant is a corporation or if this Lease, with the written consent of the Landlord, is assigned to a corporation, and if at any time during the Term any part or all of the corporate shares or voting rights of shareholders shall be transferred by sale, assignment, bequest, inheritance, trust, operation of law or other disposition, or treasury shares be issued, so as to result in a change in the control of such corporation by the person or persons now owning a majority of the corporate shares thereof, the Landlord may terminate this Lease at any time after such change in control by giving the Tenant thirty (30) days prior written notice of such termination. The Tenant shall, at the request of the Landlord, make available to the Landlord for inspection or copying, or both, all books and records of the Tenant which, alone or with other data, show the applicability or inapplicability of this paragraph. If any stockholder or shareholder of the Tenant shall, after the request of the Landlord so to do, fail or refuse to furnish forthwith to the Landlord any data verified by the affidavit of such stockholder or shareholder or other credible person, which data, alone or with other data show the applicability or inapplicability of this paragraph, the Landlord may terminate this Lease by giving the Tenant thirty (30) days' prior written notice of such termination.

6.06         NOTICE OF CHANGE OF CONTROL

             Where there is a change in corporate control of the Tenant, the Tenant shall forthwith so advise the Landlord in writing.

6.07         COST OF CONSENT

             The Tenant further agrees that prior to any consent for assignment, subletting or change in control being effective and binding upon the Landlord, the Tenant shall pay on demand the Landlord's reasonable costs (including the Landlord's own administrative costs) incurred in connection with the Tenant's request for such consent.

7.00         TENANT'S COVENANTS

             The Tenant further covenants with the Landlord as follows:

7.01         TENANT REPAIRS

             To repair, maintain and keep the Leased Premises and all trade fixtures and improvements therein in good and substantial repair subject only to defects in construction of the structural members of the Building, reasonable wear and tear and damage by fire, lightning and tempest or other casualty against which the Landlord is insured (herein collectively referred to as "Tenant Repair Exceptions"); and that the Landlord may enter and view state of repair and that the Tenant will repair according to notice in writing, except for Tenant Repair Exceptions and that the Tenant will leave the Leased Premises in good repair, except for Tenant Repair Exceptions. Notwithstanding anything hereinbefore contained, the Landlord may in any event make repairs to the Leased Premises without notice if such repairs are, in the Landlord's opinion, necessary for the protection of the Building and the Tenant covenants and agrees with the Landlord that if the Landlord exercises any such option to repair, the Tenant will pay to the Landlord together with the next instalment of Monthly Rent which shall become due after the exercise of such option all sums which the Landlord shall have expended in making such repairs and that such sums, if not so paid within such time, shall be recoverable from the Tenant as rent in arrears. Provided further that in the event that the Landlord from time to time makes any repairs as hereinbefore provided, the Tenant shall not be deemed to have been relieved from the obligation to repair and leave the Leased Premises in a good state of repair.

7.02         RULES AND REGULATIONS

             That the Tenant and his employees and all persons visiting or doing business with him on the Leased Premises shall be bound by and shall observe rules and regulations annexed hereto or as may hereafter be reasonably set by the Landlord of which notice in writing shall be given to the Tenant and upon such notice being delivered all such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

7.03         USE OF PREMISES

             The Tenant shall not cause, suffer or permit the Leased Premises to be used for any purpose other than office use, to include general office, sales, software and product design, engineering and testing laboratories and related uses.

7.04         INCREASE IN INSURANCE PREMIUMS

             That it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by any insurance policy in force from time to time covering the Building including any regulations made by any fire insurance underwriters applicable to such policies. In the event the Tenant's occupancy or conduct or business in, or on the Leased Premises, whether or not the Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Building, the Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after bills for such additional premiums shall be rendered by the Landlord. In determining whether increased premiums are a result of the Tenant's use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. The Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.




7.05         CANCELLATION OF INSURANCE

             If any policy of insurance upon the Building or any part thereof or upon the Lands or any part thereof shall be cancelled or rendered voidable by the insurer by reason of any act, omission or occupation of the Leased Premises or any part thereof by the Tenant, any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the Leased Premises, and the Tenant, after receipt of notice from the Landlord, shall have failed to immediately reinstate such insurance policies or avoid cancellation of such insurance policies, the Landlord may at its option determine this Lease forthwith by leaving upon the Leased Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the date of such determination and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord and the Landlord may re-enter and take possession of the same or the Landlord shall pay any increased cost of such insurance and the Tenant shall pay as Additional Rent, on demand, the amount by which the premiums for such insurance are so increased.

7.06         OBSERVANCE OF LAW

             To comply promptly at its own expense with all provisions of law including without limitation, federal and provincial legislative enactments, building by-laws, and any other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. And to comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities or made by fire insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises. Provided that in default of the Tenant so complying the Landlord may at its option where possible comply with any such requirement and the cost of such compliance shall be payable on demand by the Tenant to the Landlord as Additional Rent.

7.07         WASTE AND OVERLOADING OF FLOORS

             Not to do or suffer any waste or damage, disfiguration or injury to the Leased Premises or the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to place therein any safe, heavy business machine or other heavy thing without first obtaining the consent in writing of the Landlord; and not to use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business and not to cause or permit any nuisance in, at or on the Leased Premises; and without the prior consent in writing of the Landlord, the Tenant will not bring onto or use in the Leased Premises or permit any person subject to the Tenant to bring onto or use on the Leased Premises any fuel or combustible material for heating, lighting or cooking nor will it allow onto the Leased Premises any stove, burner, kettle, apparatus or appliance for utilizing the same and the Tenant will not purchase, acquire or use electrical current or gas for consumption on the Leased Premises except from such supplier thereof as shall have been approved in writing by the Landlord.

7.08         INSPECTION

             To permit the Landlord, its servants or agents to enter upon the Leased Premises at any time and from time to time for the purpose of inspection and of making repairs, alterations or improvements to the Leased Premises or to the Building and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. The Landlord, its servants or agents may at any time and from time to time enter upon the Leased Premises to remove any article or remedy any condition which, in the opinion of the Landlord, reasonably arrived at, would be likely to lead to cancellation of any policy of insurance and such entry by the Landlord shall not be deemed to be a re-entry. The Tenant shall, upon written request of the Landlord, produce audited Financial Statements of the Tenant, which statements shall include a Balance Sheet, Income Statement, Statement of Retained Earnings, Statement of Source and Application of Funds.


7.09         INDEMNITY TO LANDLORD

             To promptly indemnify and save harmless the Landlord for any and all liabilities, damages, costs, claims, suits or actions of any nature or kind including the full cost to the Landlord in resisting or defending the same to which the Landlord shall or may become liable or suffer arising out of or by reason of:

             (a) any breach, violation or non-performance by the Tenant of any of its covenants and obligations under this Lease;

             (b) any damage to property while said property shall be in or about the Leased Premises including the systems, furnishings and amenities thereof, as a result of the negligence, misuse or wilful act of the Tenant, its express or implied invitees, licensees, agents, servants or employees; and

             (c) any injury to any invitee, licensee, agent, servant or employee of the Tenant, including death resulting at any time therefrom, occurring on or about the Leased Premises, the Property or the Lands;

             and this indemnity shall survive the expiry or sooner determination of this Lease.

7.10         DAMAGE BY TENANT

             That if the Building including the Leased Premises, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purpose of heating, ventilating or air-conditioning the Building or operating the elevators, or if the water pipes, drainage  pipes,  electric  lighting  or  other  equipment  of  the
             Building or the roof or outside walls or other parts of the Building will not function properly or become damaged or destroyed through the negligence, carelessness or misuse of the Tenant, or of any of its invitees, licensees, agents, servants, employees, clients, customers or contractors, or through it or them in any way stopping up or injuring any heating, ventilating or air-conditioning apparatus, elevators, water pipes, drainage pipes or other equipment or parts of the Building, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant and paid forthwith on demand to the Landlord as Additional Rent.

7.11         TENANT INSURANCE

             (a)      To maintain in force during  currency of this Lease at the
                      Tenant's   expense   insurance   policies   to  cover  the
                      following:

                      (i) comprehensive general liability insurance with limits of not less than Five Million Dollars ($5,000,000.00) (including bodily injury and property damage, tenant's legal liability, cross liability and contractual liability) to cover all responsibilities assumed by the Tenant with respect to the use or occupancy of and the business carried on, in or from the Leased Premises, in amounts acceptable to the Landlord;

                      (ii)          all  risk   insurance   covering   leasehold
                                    improvements made or installed by or on behalf of the Tenant in an amount equal to the full replacement value thereof; and

                      (iii) any other insurance that the Landlord (or the Landlord's mortgagee, if any) may reasonably require from time to time in form and amounts and for insurance risks against which a prudent Tenant would protect itself;

             (b) That all Tenant's insurance required hereunder shall be with insurers and upon terms and conditions to which the Landlord has no reasonable objection. Copies of all policies, or certificates evidencing the insurance or its renewal shall be delivered to the Landlord at the Landlord's request;

             (c) That all policies of insurance to be maintained by the Tenant shall, in the case of general liability insurance, include the Landlord (and, where applicable, the Landlord's mortgagee) as additional insured and, in the case of all other insurance coverage, contain a waiver by the insurer and Tenant of any rights of subrogation or indemnity or any other claim to which the insurer might otherwise be entitled against the Landlord (and mortgagee) or the agents or employees of the Landlord. All such insurance policies shall also contain a provision prohibiting the insurer from cancelling or altering the insurance coverage without first giving the Landlord thirty (30) days prior written notice thereof;

             (d) That if the Tenant fails to take out or maintain in force such insurance, the Landlord may take out the necessary insurance and pay the premium therefor and the Tenant shall pay to the Landlord the amount of such premium immediately on demand as Additional Rent; and

             (e) That if both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance, if any, to the settlement of the claim of the Tenant.

7.12         NO ABATEMENT OF RENT

             That there shall be no abatement or reduction of rent and that the Landlord shall not be liable for any damage howsoever caused to property of the Tenant or of any person subject to the Tenant which is in or upon or being brought to or from the Leased Premises or the Building or for personal injury (including death) sustained in any manner by the Tenant or any person subject to the Tenant while the Tenant or any such person is on or upon entering or leaving the Leased Premises or Building unless such property damage or personal injury may have been attributable to fault or neglect on the part of the Landlord or of any person for whom the Landlord is at law responsible, and that the Tenant will indemnify and save harmless the Landlord from and against all claims and demands made against the Landlord by any person for or arising out of any such property damage or personal injury.

7.13         EXHIBITING PREMISES

             To permit the Landlord or its agents or servants to enter and show the Leased Premises, during normal business hours, to prospective purchasers of the Building and may after notice of termination of this Lease has been given or within the last six (6) months of the Term, enter and show the Leased Premises to prospective tenants and erect signs stating that the premises are "To Let".



7.14         SIGNS

             The Tenant shall not paint, display, inscribe or place any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises or within the Leased Premises so as to be visible from the outside of the Building or the common areas thereof with the exception only of an identification sign at the entrance to the Leased Premises (which sign shall be subject to the Landlord's written approval as to size, design and location) and the Tenant's name on the directory listing (if any) in the main lobby of the Building.


7.15         NAME OF BUILDING

             Not to refer to the Building by any name other than that designated from time to time by the Landlord and the Tenant shall use the name of the Building for the business address of the Tenant but for no other purpose.

7.16         KEEP TIDY

             The Tenant shall provide its own cleaning and janitorial services. At the end of each business day, the Tenant shall leave the Leased Premises in a tidy condition.

7.17         DELIVERIES

             The Tenant shall receive, ship, take delivery of and allow and require suppliers or others to deliver or take delivery of merchandise, supplies, fixtures, equipment, furnishings, wares or merchandise only through the loading entrance and other facilities provided for that purpose and at the times set by the Landlord.

7.18         NOTICE OF DAMAGE

             To notify the Landlord promptly of any damage to or defect in the Leased Premises or the Building or any part thereof including any electrical, plumbing, heating, ventilating, air-conditioning, water, sprinkler or gas systems or equipment, or the water pipes, gas pipes, telephone lines or electrical apparatus within or leading to the Leased Premises, and in case of fire to give immediate notice thereof to the Fire Department.

7.19         ALTERATIONS, ETC

             The Tenant will not make or erect in or to the Leased Premises any installations, alterations, additions or partitions or remove or change the location or style of any installations, alterations, equipment, outlets, piping or wiring relating to the electrical, plumbing, water, gas, air-conditioning, heating or ventilating systems without submitting drawings and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance. The Tenant must further obtain the Landlord's prior written consent to any change or changes in such drawings and specifications submitted as aforesaid. The Tenant's request for such consent shall be in writing and accompanied by an adequate description of contemplated work and with appropriate working drawings and specifications thereof. The Landlord's cost of having its architects or engineers examine such drawings and specifications shall be payable by the Tenant. The Landlord may require that any and all work be performed by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but in each case only under written contract approved in writing by the Landlord and subject to all reasonable conditions which the Landlord may impose and subject to inspection by and reasonable supervision of the Landlord (including a supervision fee to be paid by the Tenant to the Landlord equal to fifteen percent (15%) of the total cost of such work). The Landlord may at its option require that only the Landlord's contractors be engaged for any mechanical, electrical, plumbing, structural or sprinkler work to be done in the Leased Premises. Any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors. The cost of all such work and of all materials, labour and services involved therein and of all services, necessitated thereby shall be at the sole cost and expense of the Tenant and shall be completed in a good and workmanlike manner and with reasonable diligence in accordance with the description of the work approved by the Landlord. Any such alterations, additions, and fixtures shall, when made or installed, be and become the property of the Landlord without payment being made therefor; provided that upon the determination of this Lease the Landlord may at its option require the Tenant, or itself at the Tenant's expense, to remove the same and to restore the Leased Premises to the condition in which they were at the commencement of this Lease.

7.20         CONSTRUCTION LIENS

             The Tenant covenants that he will not suffer or permit during the Term hereof any construction or other liens for work, labour, services or material ordered by him or for the cost of which he may be in any way obligated to attach to the Leased Premises or the Building or the Land and that whenever and so often as any such liens shall attach or claims therefor shall be filed, the Tenant shall within twenty (20) days after the Tenant has notice of the claim for lien, procure the discharge thereof by payment or by giving security or in such manner as is or may be required or permitted by law.

7.21         SECURITY

             The Tenant will maintain on the Leased Premises sufficient moveable property to guarantee the payment of one (1) year's Annual Rent and Additional Rent.

7.22         HAZARDOUS SUBSTANCES

             (a) The Tenant shall not cause or permit any Hazardous Substances to be brought onto, created in, released or discharged from, placed or disposed of, at or near the Leased Premises, Building or Lands;

             (b) The Tenant shall not cause or permit to occur any violation of any federal, provincial, municipal or local law, ordinance, or regulation, now or hereinafter enacted (the "Laws"), relating to environmental conditions on, under, at, near or about the Leased Premises, Building or Lands, or relating to the Landlord, the Tenant or the Building, air, soil or ground water condition, including without limitation, the generation, storage or disposal of Hazardous Substances;

             (c) For the purposes of this section, "Hazardous Substances" means any substance, or class of substance or mixture of substances which may be detrimental to the environment, plant or animal life, or human health and includes, without limitation, flammable, explosives, or radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals believed to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances and related materials, petroleum and petroleum products, any substance that, if added to water, may degrade or alter or form part of a process of degradation or alteration of the quality or temperature of that water to the extent that it is detrimental to its use by man or by any animal, fish or plant, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority having jurisdiction over the Landlord, the Tenant, the Leased Premises or the Building (the "Authorities");

             (d) The Tenant shall, at its own expense, comply with the Laws;

             (e) The Tenant shall, at its own expense, make all submissions to, provide all information required by, and comply with all requirements of the Authorities under the Laws;

             (f) The Tenant shall indemnify, defend and hold harmless the Landlord, the Landlord's mortgagees, any manager of the building, and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees, from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including legal fees on a solicitor and his own client basis and consultants'
                           fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term or any renewal or extension period, at or from the Leased Premises, or which arises at any time from the Tenant's use or occupancy of the Leased Premises, or from the Tenant's failure to provide all information, make all submissions, and take all steps required by this Section or by the Authorities;

             (g) Notwithstanding any other provision of this Lease, if the Tenant creates or brings to the Leased Premises any Hazardous Substances or if the conduct of the Tenant's business shall cause there to be any Hazardous Substances at or near the Leased Premises, or discharged or released on, under or about the Leased Premises, the building or the lands upon which the building is constructed, the air, soil or ground water, then, notwithstanding any rule of law to the contrary, such Hazardous Substances shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord, notwithstanding the degree of affixation to the Premises of the Hazardous Substances or the goods containing the Hazardous Substances. This affirmation of the Tenant's interest in the Hazardous Substances or the goods containing the Hazardous Substances shall not however prohibit the Landlord from dealing with such material as otherwise provided for in this Lease.

7.23          NUISANCE

              The Tenant shall not cause or maintain any nuisance in or about the Leased Premises, and shall keep the Leased Premises free of debris, rodents, vermin and anything of a dangerous noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.

8.00         LANDLORD'S COVENANTS

             The Landlord further covenants with the Tenant:

8.01         QUIET ENJOYMENT

             The Landlord covenants with the Tenant that if the Tenant pays the Annual Rent, Additional Rent and all other sums reserved herein and observes and performs the covenants, conditions and agreements set out in this Lease, the Tenant shall and may peaceably possess and enjoy the Leased Premises during the Term without interruption or disturbance from the Landlord.

8.02         TAXES, ETC.

             To  pay or  cause  to be  paid  all  taxes  and  rates,  municipal, parliamentary or otherwise, including, without limiting the generality of the foregoing, water rates with respect to the Lands, the Building or assessed against the Landlord in respect thereof, except those directly assessed or charged to or payable by the Tenant or assessed or charged with reference to the use or occupation of the Leased Premises and except as otherwise provided in this Lease.


8.03         HEATING AND AIR-CONDITIONING

             To provide for heating and air-conditioning so that when heat is reasonably required for the reasonable use of the Leased Premises the Landlord will furnish heat therefor up to a reasonable temperature and when the heating system is not in use and the Landlord considers that air-conditioning is reasonably required it will operate the air-conditioning systems in the Building. The said heating and air-conditioning systems will be maintained by the Landlord during normal business hours except during the making of repairs and should the Landlord make default in so doing, it shall not be liable for any indirect or consequential damages for personal discomfort or illness due to such default. The Landlord reserves the right to stop the services of the heating and/or air-conditioning equipment when necessary by reason of any accident or any repairs, alterations or improvements which, in the judgment of the Landlord, are desirable or necessary to be made until such repairs, alterations or improvements shall have been completed. The Landlord shall have no further responsibility or liability for failure to supply the said heating and/or air-conditioning service when prevented from doing so, by strikes or by any cause beyond the Landlord's reasonable control or by orders or regulations by any body or authority having jurisdiction or by other reason of any failure of electrical current, steam or water or suitable power supply or inability upon the exercise of reasonable diligence to obtain such electrical current, steam or water for the operation of the heating or air-conditioning equipment.

8.04         REPAIR OF STRUCTURE

             To repair, replace and maintain the structural parts of the Building, and to perform such repairs, replacements and maintenance with reasonable dispatch, and in a good and workmanlike manner, at any time and from time to time, and notwithstanding anything contained herein to the contrary, the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby.

8.05         JANITORIAL SERVICES

             To provide janitorial and cleaning services to the common areas of the Building. The Landlord shall not be responsible for any act of omission or commission on the part of any person or persons employed to clean the Leased Premises or the Building.

8.06         DELAYS IN PROVISION OF SERVICES

             It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfil, or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance, discomfort, direct or indirect or consequential damage or damages thereby occasioned.



9.00         TENANT'S FIXTURES

             The Tenant may install its usual trade fixtures in the usual manner, provided such installation does not damage the structure of the Leased Premises or the Building and provided further that the Tenant shall have submitted detailed plans and specifications for such trade fixtures to the Landlord and obtained its written consent thereto which consent shall not be unreasonably withheld.

9.01         REMOVAL OF TENANT'S FIXTURES

             Provided that the Tenant may remove his trade or tenant's fixtures; provided further, however, that all installations, alterations, additions, partitions, and fixtures other than trade or tenant's fixtures in or upon the Leased Premises, whether placed there by the Tenant or the Landlord, shall immediately upon such placement, be the Landlord's property without compensation therefor to the Tenant and, except as hereinafter mentioned in this paragraph shall not be removed from the Leased Premises by the Tenant at any time either during or after the term. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair or maintain the Tenant's installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant or Landlord or third party; and further, notwithstanding anything herein contained, the Landlord shall have the right upon termination of this Lease by affluxion of time or otherwise or within six (6) months thereafter to require the Tenant to remove, or require the Tenant to pay to the Landlord the cost to remove, any installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant, the Landlord or a third party, whether for the Tenant or a previous occupant, and make good any damage caused to the Leased Premises by such installation or removal.

10.00        DAMAGE OR DESTRUCTION OF LEASED PREMISES

             Provided that if during the continuation of this Lease, the Building or the Leased Premises are destroyed or damaged by any cause whatsoever, then the following provisions shall apply:

10.01        PARTIAL DAMAGE

             If damage shall occur to the Building or the Leased Premises so that all or part of the Leased Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of the Landlord's architect, can be substantially repaired under applicable laws and governmental regulations within ninety
             (90) days from the date of such casualty (employing normal construction methods without overtime or other premium), the Landlord shall cause such damage to be repaired with all reasonable speed.

10.02        TOTAL DAMAGE

             If the Building or the Leased Premises are damaged to such an extent that the Leased Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of the Landlord's architect, cannot be substantially repaired under applicable laws and governmental regulations within ninety (90) days from the date of such casualty (employing normal construction methods without overtime or other premium), then either the Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than ten (10) days after receipt of such architect's opinion (failing which the Landlord shall cause such damage to be repaired at its own expense with all reasonable speed).



10.03        OBLIGATION TO REPAIR

             The Landlord's obligation to repair as set forth in the preceding two paragraphs hereof is conditional upon the Landlord receiving adequate proceeds from policies of insurance maintained in respect of such casualties or, if such proceeds are not made available to the Landlord, the Landlord electing to obtain its own financing for such repairs. In the event that no such proceeds of insurance are available to the Landlord and if the Landlord elects not to obtain its own financing for such repairs, then the Landlord shall, by notice in writing to the Tenant delivered within ten (10) days after receipt of the opinion of the Landlord's architect, notify the Tenant that the Lease is terminated, which termination shall be effective as of the date of such casualty. In calculating the amount of insurance proceeds available, the Landlord will be deemed to have received the deductible portion of any insurance policy.

10.04        ABATEMENT OF RENT

             If the Landlord is required to repair the damage pursuant to the provisions hereof and does not elect to terminate the Lease, the Annual Rent and Additional Rent payable by the Tenant under this Lease shall be proportionately reduced to the extent that the Leased Premises are thereby rendered unusable by the Tenant in its business from the date of such casualty until completion by the Landlord of the repairs to the Leased Premises and the Building so that the Leased Premises are thereafter fully usable by the Tenant in its business.

10.05        DAMAGE TO 50% OF BUILDING

             Notwithstanding anything otherwise contained in this Lease, if fifty percent (50%) or more of the rentable area of the Building is damaged or destroyed and if, in the reasonable opinion of the Landlord's Architect, the said rentable area cannot be rebuilt or made fit for the purposes of the tenants thereof within ninety (90) days of the date of such casualty, the Landlord may, at its option, terminate this Lease by giving notice of termination to the Tenant within thirty (30) days of the date of such casualty and the Tenant shall, with reasonable dispatch and expedition, but in any event within sixty (60) days after delivery of the notice of termination, deliver up possession of the Leased Premises to the Landlord and the rent and other payments for which the Tenant is liable hereunder shall be apportioned and paid to the date possession is so delivered up.

10.06        COMPLETION OF REPAIR

             Provided that, if, upon the completion by the Landlord of any repairs required as a result of any such destruction or damage, a dispute shall arise between the Landlord and the Tenant as to whether or not the Leased Premises have been made fit for the purposes of the Tenant under this Lease, the Landlord may, at its option, terminate this Lease by giving thirty (30) days notice to the Tenant and if such notice shall be given this Lease shall, at the expiration of such period, be at an end and the Tenant shall deliver up the Leased Premises to the Landlord or whom it may appoint and the Landlord may, on demand, recover the full rental hereby reserved computed from the date on which such repairs were completed up to the date on which the Tenant is required to vacate.

11.00        LIABILITY FOR DAMAGE TO PROPERTY

             In the absence of negligence or wilful act or default on the part of the Landlord, its servants, agents or workmen, the Landlord shall not be liable or responsible in any way for any loss, damage or injury to any person or for any loss of or damage to any property belonging to the Tenant, to employees of the Tenant or to any other person while such property is in the Leased Premises or in the Building or in or on the surrounding, Lands and buildings owned by the Landlord, the areaways, the parking garages, the parking areas, lawns, sidewalks, reflective pools, steps, platforms, corridors, stairways or elevators whether or not any such property has been entrusted to employees of the Landlord and without limiting the generality of the foregoing, the Landlord shall not be liable for any damage to any such property caused by theft or breakage or by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam or drainage pipes or plumbing works of the Building or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by smoke or anything done or omitted by any other tenant in the Building or for any other loss whatsoever with respect to the Leased Premises, goods placed therein or any business carried on therein.


12.00        DEFAULT OF TENANT

             Provided and it is hereby expressly agreed that if and whenever the Annual Rent or Additional Rent hereby reserved or any part thereof shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, or in case of breach or non-observance or non-performance of any of the covenants, agreements, provisos, conditions or Rules and Regulations on the part of the Tenant to be kept, observed or performed, or in case the Leased Premises shall be vacated or remain unoccupied for fifteen (15) days or in case the Term shall be taken in execution or attachment for any cause whatever, then and in every such case, it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding other than the proviso to this paragraph; PROVIDED that the Landlord shall not at any time have the right to re-enter and forfeit this Lease by reason of the Tenant's default in the payment of the rent reserved by this Lease, unless and until the Landlord shall have given to the Tenant written notice setting forth the default complained of and the Tenant shall have the right during five (5) business days next following the date on such notice to cure any such default in payment of rent. In case without the written consent of the Landlord, the Leased Premises shall be used by any other person than the Tenant or for any other purpose than that for which the same were let or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or if the Tenant makes any bulk sale, then in any such case this lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void in accordance with the provisions of
             Section 15, RIGHT OF TERMINATION, herein.

13.00        BANKRUPTCY

             Provided further that, in case without the written consent of the Landlord, the Leased Premises shall be used by any other person than the Tenant or for any other purposes than that for which the same were let or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or by the Tenant making any assignment for the benefit of creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any act now or hereafter in force for bankrupt or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three (3) months rent and in addition, all cash allowances, tenant inducement payments and the value of any other benefit paid to or conferred on the Tenant by or on behalf of the Landlord in connection with this Lease shall immediately become due and be paid and the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or other occupant or occupants of the Leased Premises was or were holding over after the expiration of the Term without any right whatever.

14.00        RE-ENTRY BY LANDLORD

             The Tenant further covenants and agrees that on the Landlord's becoming entitled to re-enter upon the Leased Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to enter the Leased Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Leased Premises as the agent of the Tenant, and to receive the rent therefor and as the agent of the Tenant, to take possession of any furniture or other property on the Leased Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from reletting the Leased Premises upon account of the rent under this Lease, and the Tenant shall be liable to the Landlord for the deficiency, if any.

15.00        RIGHT OF TERMINATION

             The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Leased Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to determine forthwith this Lease and the Term by leaving upon the Leased Premises notice in writing of its intention so to do, and thereupon, rent shall be computed, apportioned and paid in full to the date of such determination of this Lease and any other payments for which the Tenant is liable under this Lease shall be paid and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of the same without limiting the generality of the foregoing, in addition to any other rights the Landlord may have against the Tenant, in the event the Tenant wishes to terminate this Lease early, the Tenant shall be liable for the unamortized balance of the cost of the Leasehold Improvements, amortized over the Term of the Lease on a straight line basis.

16.00        DISTRESS

             The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute, none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for rent in arrears. In the event that the Tenant shall remove or permit the removal of any of its goods or chattels from the Leased Premises, the Landlord may within thirty (30) days thereafter and if the Tenant is in arrears of rent, seize such goods and chattels wherever the same may be found and may sell or otherwise dispose of the same as if they had actually been distrained upon the Leased Premises by the Landlord for arrears of rent.

17.00        NON-WAIVER

             No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.




18.00        CHANGES TO BUILDING

             The Landlord hereby reserves the right at any time and from time to time to make changes in, additions to, subtractions from or rearrangements of the Building including, without limitation, all improvements at any time thereon, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Building and to make changes or additions to the pipes, conduits, utilities and other necessary building services in the Leased Premises which serve other premises, provided that prior to the commencement of the Term, the Landlord may alter or relocate the Leased Premises to the extent found necessary by the Landlord to accommodate changes in construction design or facilities including major alterations and relocations. The Landlord agrees that in performing such alterations, it shall do so in a manner so as to minimize any material interference with the Tenant's use and enjoyment of the Leased Premises. The Landlord shall also have the right during the Term at its reasonable expense to relocate the Leased Premises to an alternate location within the Kanata Research Business Park in a building owned by the Landlord.

19.00        SEVERANCE OF LAND

             The Landlord shall have the right from time to time to sever (for purposes of sale, lease, mortgage, charge or otherwise) any part or parts of the Land or any buildings or improvements thereon, including the creation of rights-of-way, easements and parking arrangements which the Landlord deems necessary and the Tenant hereby consents to any such severance and agrees to execute, at no cost to the Landlord, any documents or consents which the Landlord may request for these purposes. If any part or parts of the Land or the buildings or improvements on the lands are so severed and are deemed by the Landlord to no longer form part of the property, such part or parts shall be excluded from the Lands and the property for the purposes of this Lease at the time designated by the Landlord and the Tenant shall when requested by the Landlord, execute, at no cost to the Landlord, a release of any interest in the Lands so excluded.

20.00        COSTS OF COLLECTION

             The Tenant shall pay, as Additional Rent, all costs, expenses and legal fees (on a solicitor and his client basis) that may be incurred or paid by or on behalf of the Landlord in enforcing the covenants and provisions of this Lease.

21.00        PROFITS AND REMEDIES BY LANDLORD

             In addition to all rights and remedies available to the Landlord under the provisions of this Lease or by statute or the general law in the event of any default by the Tenant of the provisions of this
             Lease:

21.01        PAYMENTS TO THIRD PARTIES

             The Landlord shall have the right at all times to remedy or attempt to remedy any default of the Tenant, and in so doing, may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, and in any such event, all costs and expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand as Additional Rent.

21.02        NON-PAYMENT OF ADDITIONAL RENT

             The Landlord shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease and the parking agreement as in the case of non-payment of rent and may be recovered by the Landlord as rent by any and all remedies available to the Landlord for the recovery of rent in arrears.

21.03        INTEREST ON ARREARS

             The Landlord shall, if the Tenant shall fail to pay any Monthly Rent, Additional Rent or other amounts from time to time payable by it to the Landlord hereunder promptly when due, be entitled to interest on all such Annual Rent, Additional Rent and other amounts which are unpaid and overdue under this Lease and the parking agreement, such interest to be compounded monthly thereon and to be computed at a rate equal to six percent (6%) per annum in excess of the minimum lending rate to prime commercial borrowers from time to time charged by the Royal Bank of Canada or such other chartered bank as the Landlord may designate, from the date upon which such Monthly Rent, Additional Rent and other amounts was due until actual payment thereof.

22.00        NOTICE

             Any notice required or contemplated by any provisions of this Lease shall be given in writing, enclosed in a sealed envelope addressed, in the case of notice to the Landlord c/o Kanata Research Park Corporation, Suite 206, 555 Legget Drive, Kanata, Ontario, Canada, K2K 2X3 and in the case of notice to the Tenant, to it at the Leased Premises and mailed by registered mail, postage prepaid or telefaxed. The time of giving of such notice shall be conclusively deemed to be, if mailed the third (3rd) business day after the day of such mailing, if telefaxed, the next business day following the date sent as evidenced by the sender's transmittal record. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to him personally or to an executive officer, manager or a person who appears to be in charge, of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If, in this Lease, two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time, designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed. The word "notice" in this paragraph shall include any request, demand, direction, or statement in this Lease provided or permitted to be given by the Landlord to the Tenant or by the Tenant to the Landlord.

23.00        SUBORDINATION, POSTPONEMENT, ATTORNMENT

             The Tenant shall promptly upon the written request of the Landlord, enter into an agreement:

             (a) subordinating the Term and the rights of the Tenant hereunder to any mortgage, charge, ground lease, trust deed or debenture present or future and all renewals, modifications, replacements or extensions thereof, which may affect the Leased Premises, the Property, the Lands or the Building;

             (b) agreeing that the Term hereof shall be subsequent in priority to any such mortgage, charge, ground lease, trust deed or debenture;

             provided that the Tenant's obligations under this paragraph shall be conditional upon any such mortgagee or secured party entering into a non-disturbance agreement with the Tenant under which the Tenant's continued possession of the Leased Premises is ensured notwithstanding any act taken by the mortgagee or secured party.



23.01        TENANT'S RIGHT TO POSSESSION

             Notwithstanding any postponement or subordination referred to herein, the Tenant acknowledges that its obligations under this Lease shall remain in full force and effect notwithstanding any action at any time taken by a mortgagee, chargee or ground lessor to enforce the security of any mortgage charge, ground lease, trust deed or debenture; provided, however, that any postponement or subordination given hereunder shall reserve to the Tenant the right to continue in possession of the Leased Premises under the terms of this Lease so long as the Tenant shall not be in default hereunder.



23.02        ATTORNMENT BY TENANT

             The Tenant, whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage), chargee or ground lessor, shall attorn to such mortgagee, chargee or ground lessor as a tenant upon all the terms of this Lease.


24.00        CERTIFICATE

             The Tenant agrees that he will at any time and from time to time upon not less than five (5) days' prior notice execute and deliver to the Landlord or any mortgagee of the Lands (including a deed of trust and mortgage) a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the Annual Rental then being paid hereunder, the dates to which the same, by instalments or otherwise, and other charges hereunder have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice.

25.00        REGISTRATION

             The Tenant covenants and agrees with the Landlord that the Tenant will not register this Lease in this form in any Registry Office or the Land Titles Office. If the Tenant desires to make a registration for the purposes only of giving notice of this Lease, then the parties hereto shall contemporaneously with the execution of this Lease execute a short form thereof solely for the purpose of supporting an application for registration of notice thereof.

26.00        PLANNING ACT

             Where applicable, this Lease shall be subject to the condition that it is effective only if The Planning Act, 1983, as amended is complied with. Pending such compliance the Term and any renewal thereof shall be deemed to be for a total period of one (1) year less than the maximum lease Term permitted by law without such compliance.

27.00        TRANSFER BY LANDLORD

             In the event of a sale, transfer or lease by the Landlord of the Building, the Lands or a portion thereof containing the Leased Premises or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, the Landlord shall, without further written agreement, to the extent that such purchaser, transferee or lessee has become bound by the covenants and obligations of the Landlord hereunder, be freed, released and relieved of all liability or obligations under this Lease incurred or arising after the date of such sale, transfer or lease.



28.00        NO ADVERTISING OF LEASED PREMISES

             The Tenant shall not print, publish, post, display or broadcast any notice or advertisement to the effect that the whole or any part of the Leased Premises are for rent, and it shall not permit any broker or other person to do so without the consent in writing of the Landlord.

29.00        TIME OF ESSENCE

             Time shall be of the essence of this Lease.

30.00        LAWS OF ONTARIO

             This Lease shall be deemed to have been made in and shall be construed in accordance with the Laws of the Province of Ontario.

31.00        SEVERABILITY OF COVENANTS

             The  Landlord and the Tenant  agree that all of the  provisions  of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof. Should any provision or provisions of this Lease be illegal or not enforceable it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

32.00        HEADINGS

             The captions appearing in the margin or the headings contained in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

33.00        SCHEDULES

             The following Schedules attached hereto form part of this Lease:
             Schedules:  A, B, C, D, E, F, and G

34.00        LEASE ENTIRE AGREEMENT

             The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and that this Lease constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant.

35.00        INTERPRETATION

             IN THIS INDENTURE:

             (a) "herein", "hereof", "hereby", "hereunder", "hereto", "hereinafter", and similar expressions refer to this indenture and not to any particular paragraph, section or other portion thereof, unless there is something in the subject matter or context inconsistent therewith.

             (b) "business day(s)" means any of the days from Monday to Friday of each week inclusive unless such day is a statutory holiday or public holiday.

             (c) "normal business hours" means the hours from 8:00 a.m. to 6:00 p.m. on business days.

36.00        SUCCESSORS

             This indenture and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, permitted successors and assigns, of the Tenant and other legal representatives as the case may be, of each and every of the parties hereto, and every reference herein to any party hereto shall include the heirs, executors, administrators, permitted successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical and gender changes thereby rendered necessary and all covenants shall be deemed joint and several.

37.00        JOINT AND SEVERAL COVENANT

             If more than one person executes this Lease as Tenant, each such person shall be bound jointly and severally with the other(s), waiving the benefit of division and discussion, for the fulfilment of all of the obligations of Tenant hereunder.


             IN WITNESS WHEREOF the parties hereto have hereunto affixed their corporate seals duly attested to by the hands of their proper signing officers authorized in that behalf.


SIGNED, SEALED AND DELIVERED    )
in the presence of:             )     KANATA RESEARCH PARK
                                )     CORPORATION
                                )
                                )
                                )
                                ) Per:_________________________________________

                                ) Name:
                                ) Title:                                  c/s
                                ) I have the authority to bind the corporation.
                                )
                                )      PMC-SIERRA LTD.
                                )
                                )
                                )
                                ) Per:_________________________________________
---------------------------
Witness                         ) Name:
                                ) Title:                                  c/s
                                )
                                )
                                ) Per:_________________________________________
---------------------------
Witness                         ) Name:
                                ) Title:
                                )
                                ) I/We have the authority to bind the
                                  corporation.





                                  SCHEDULE "A"

                                LEGAL DESCRIPTION



         411 Legget Drive - Legal Description to be provided once severance has been completed.




                                   SCHEDULE "B

                                   FLOOR PLAN





                                  SCHEDULE "C"
                              RULES AND REGULATIONS

The Tenant and its invitees and employees shall observe the following rules and regulations (as added to, amended or modified from time to time by the Landlord).

1. The sidewalks, entrances, elevators, stairways, passageways, shipping areas and corridors of the Building shall not be obstructed or used for any other purpose by the Tenant than for ingress and egress to and from the Leased Premises; the Tenant shall not place or allow to be placed in such areas or facilities any waste paper, garbage, refuse or anything that shall tend to make them appear unclean or untidy.

2. The Tenant and its employees shall use washrooms only for the purpose for which they were designed and nothing shall be placed in toilets that might cause them to block.

3. Between peak periods, the elevators will be used for transporting passengers only and during these periods no large parcels or items of equipment will be permitted on the elevators. Peak periods are between 8 a.m. and 10 a.m. in the morning, between 12 noon and 2 p.m. in the afternoon and between 4 p.m. and 6 p.m. in the evening.

4. The Tenant shall make arrangements with the Landlord ahead of time when elevators are to be used for carrying freight or furniture, etc.. Elevators must not be used for this purpose until the Landlord has given its consent and the elevator cabs have been properly protected.

5. The Landlord's janitors shall be permitted prompt access to the Leased Premises for the purpose of cleaning the office areas thereof.

6. The Tenant shall not make any noise which might disturb other tenants and no animals or bicycles or other vehicles shall be brought into the Leased Premises or the Building.

7. The Leased Premises shall not be used as overnight sleeping accommodation, for public sales nor for entertaining purposes.

8. The Tenant shall make arrangements with the Landlord ahead of time if any public meeting is to be held in the Leased Premises and the meeting shall not be held until the Landlord's written consent is obtained.

9. The Tenant shall make arrangements with the Landlord ahead of time to install any business machines, electric appliances, etc. and these installations will not be made until the Landlord's consent is obtained.

10.          Windows will not be left open so as to admit rain or snow.

11. The Tenant will not alter any existing locks nor will any additional locks or similar devices be attached to any door or window.

12. Keys or other devices which are made available to the Tenant for the purpose of providing access to the exterior doors of the Building shall not be duplicated and shall be returned to the Landlord immediately upon termination of the Lease.

13. All adjustments to mechanical equipment such as thermostats, radiators, diffusers, etc. shall be made by the Landlord's staff and no one else.

14. If the Tenant wishes to install any drapes or blinds in any of the windows on the exterior of the Building or on any window of the Leased Premises facing the interior of the Building, the Landlord's prior written consent must be obtained and further the drapes or blinds installed must conform to a uniform colour which the Landlord may at its absolute discretion establish.

15. The Tenant shall not place anything next to or have displayed in the windows of the Leased Premises facing into the common areas so as to visible therein, without the prior written consent of the Landlord.

16. No admittance by the Tenant or its agents is permitted on the roof or equipment rooms of the Building.

17. It shall be the responsibility of the Tenant to prevent any person from throwing objects out of windows, off of any balcony or into the ducts or stairwells of the Building, and the Tenant shall pay for any cost, damage or injury resulting from any such acts.

18. The Tenant shall provide adequate receptacles for garbage, refuse and waste paper and all such garbage, refuse and waste paper shall be placed in such containers. The Leased Premises shall be kept in a tidy, healthy and clean condition.

19. The Tenant shall not bring upon the Leased Premises any safes, heavy equipment, motors or any other thing which might overload floors or damage the Leased Premises or the Building.

20. The Landlord may require that all persons entering and leaving the Building at any time other than normal business hours satisfactorily identify themselves and register in books kept for the purpose, and may prevent any person from entering the Leased Premises unless provided with a key thereto and a pass or other authorization from the Tenant in a form satisfactory to the Landlord, and may prevent any person removing any goods therefrom without written authorization.

21. The Tenant shall not use or keep inflammable materials in the Leased Premises or on any balcony of the Building.

22. The Landlord shall not be responsible for any theft, loss or damage to vehicles parked therein whatsoever, or for any injury to the Tenant or others in or on the parking facilities whether or not parking charges are imposed.

23. The Landlord shall have the right to establish rules and regulations governing the use of the parking facilities from time to time and the Tenant hereby agrees to observe and abide by all such rules and regulations.

24. All moving of the Tenant's chattels and trade fixtures and other fixtures from or to the Leased Premises shall be performed after business hours and shall be supervised by the Landlord, its agents or a security guard all at the Tenant's expense.

25. Smoking is prohibited in all common areas of the Building and on all balconies of the Building.

26. The Tenant shall not place and/or operate a barbecue on any balcony of the Building. The Tenant shall not hang anything on or from any balcony of the Building, nor shall the Tenant use the balcony for storage, nor shall the Tenant install or erect any antenna, aerial, satellite dish or other telecommunication device on any balcony of the Building, nor shall the Tenant place or allow to be placed waste paper or other garbage on the balcony of the Building. Summer furniture only may be placed on a balcony of the Building and only with the prior approval of the Landlord.

The foregoing rules and regulations, as from time to time amended, are not necessarily of uniform application, but subject to 7.02 may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant or the Leased Premises. There is no obligation on the Landlord to enforce the rules and regulations, and the Landlord shall not be liable by reason of their non-enforcement.



                                  SCHEDULE "D"

                                     PARKING


1. During the Term, and any extensions of the Term, the Landlord agrees to allow the Tenant to park, without charge, Three point Thirty Eight (3.38) vehicles per One Thousand (1,000) rentable square feet of Leased Premises, in the parking facilities located on the Lands ("parking facilities").

2. The Landlord shall not be responsible for any theft, loss or damage to the Tenant's vehicles whatsoever, or for injury to the Tenant or others in the parking facilities.

3. The Landlord shall have the right to establish rules and regulations governing the use of the parking facilities from time to time and the Tenant hereby agrees to observe and abide by all such rules and regulations.




                                  SCHEDULE "E"

                                 OPTION TO RENEW


1. Provided the Tenant is in good standing, during the Term has not been in substantial default under this Lease and has not assigned this Lease or sublet all or a portion of the Leased Premises, the Tenant shall have and is hereby granted an option to renew this Lease for a further term of Five (5) years, at an Annual Rent to be agreed upon, which shall be at the then current rates for buildings of the Landlord of a similar class and with golf course frontage, but which shall in no event be less than the Annual Rent paid during the last year of the Term, provided that in order to exercise this option, the Tenant shall be required to give to the Landlord notice of the exercise of such option in writing not less than six (6) months prior to the date of expiry of the initial Term.

2. Any renewal pursuant to this proviso shall be on the same terms and conditions contained in this Lease except:

             (a) there shall be no additional right of renewal and no Leasehold Improvements;

             (b) the Annual Rent payable by the Tenant for such renewal period shall be as agreed upon by the Landlord and Tenant; such agreement to be reached not later than three (3) months prior to the expiry of the original Term. Failing such agreement, this option shall be null and void and of no further force and effect.



                                  SCHEDULE "F"

                             LEASEHOLD IMPROVEMENTS


The Landlord  shall,  at its sole cost and  expense,  construct on behalf of the
Tenant and  install on a turnkey  basis to  building  standards  up to a maximum value equal to Eighteen Dollars ($18.00) per rentable square foot of Leased Premises with the Tenant paying the overrun, if any, those leasehold improvements agreed upon by both Landlord and Tenant. The turnkey cost shall include the Landlord's administrative costs which relate to the work. The Tenant shall be required to provide to the Landlord a complete set of approved construction drawings and specifications for the Leased Premises by July 4, 2000, failing which rent shall still commence on the Commencement Date of the Term. The Additional Leased Premises shall, at the sole cost of the Tenant (to be deducted from the Leasehold Improvement Allowance), be painted and carpeted to the Tenant's specifications prior to the Commencement Date. Any additional leasehold improvements the Tenant may wish to make to the Additional Leased Premises shall be made by the Landlord after November 1, 2001. The Landlord shall be liable for any damage to the carpet prior to November 1, 2000 save and except reasonable wear and tear but the condition of the carpet as at November 1, 2000 shall not affect the obligation of Tenant to pay rent for the Additional Leased Premises commencing November 1, 2001.



                                  SCHEDULE "G"

                                ADDITIONAL TERMS


1.       RELEASE AGREEMENT

Upon the Commencement Date the Landlord hereby agrees that the Tenant, its successors and assigns shall be released and forever discharged of and from all manner of actions, causes of action, suits, debts, duties, accounts, covenants, contracts, claims and demands whatsoever which the Landlord now has or can, shall or may hereafter have against the Tenant, its successors and assigns, arising out of or under or by virtue of the Lease as it relates to 555 Legget Drive save and except for any current leasehold improvement costs to which the Tenant has been invoiced and any year end Additional Rent adjustments with respect to that period of time up to and including the Commencement Date for which the Tenant shall remain liable.

So long as the Tenant vacates the 1st floor of 555 Legget Drive by the earlier of the date of substantial completion of the First Leased Premises of the Commencement Date, the Landlord hereby agrees that the Tenant, its successors and assigns shall as of April 1, 2001 or the date of occupancy by a new tenant whichever is earlier, be released and forever discharged of and from all manner of actions, causes of action, suits, debts, duties, accounts, covenants, contracts, claims and demands whatsoever which the Landlord now has or can, shall or may hereafter have against the Tenant, its successors and assigns, arising out of or under or by virtue of the Lease as it relates to the 1st floor of 555 Legget Drive save and except for any current leasehold improvement costs to which the Tenant has been invoiced and any year end Additional Rent adjustments with respect to that period of time up to and including March 30, 2001 for which the Tenant shall remain liable. The Tenant shall continue to be liable to pay Annual Rent and Additional Rent with respect to the 1st floor premises to March 31, 2001 until released.


2.       BUILDING SIGNAGE

Provided the Tenant itself leases and continually occupies Leased Premises comprising no less than Sixty Five Thousand Two Hundred Thirty One point Seventy One (65,231.71) rentable square feet of space in year 1 of the Term and Eighty Six Thousand Nine Hundred Seventy Five point Sixty One (86,975.61) rentable square feet in years 2-5 of the Term, the Landlord hereby grants to the Tenant the exclusive right, during the first five years of the Term, subject to all municipal approvals and the Landlord's approval as to size, style and location, to install at the Tenant's sole expense, a corporate identification sign on the exterior roof parapet of the Building. So long as the Tenant leases additional space in the Building within 5 years of the Commencement Date, in the result that it occupies in excess of 86,975.61 rentable square feet, the exclusive right shall be extended for a second five years of the Term. If the Tenant does not lease additional space and occupy Leased Premises comprising in excess of 86,975.61 rentable square feet by the end of the first five years of the Term, the exclusive right shall be rendered null and void at the option of the Landlord.

 During the Term of the Lease, the Tenant shall, subject to the above noted provision and Landlord's satisfaction, maintain the sign at its expense and shall remove the sign at its expense at the conclusion of the Term and repair any damage to the Building as a result of such installation and removal. This signage right is not transferable, is personal to the Tenant and shall immediately become null and void and the sign removed upon the Tenant itself leasing and/or occupying less than Forty Five Thousand (45,000) rentable square feet of space.



3.       RIGHT OF FIRST REFUSAL

Provided the Tenant continuously and promptly pays the Annual and Additional Rent hereunder and fulfils its other obligations under the Lease, the Landlord hereby agrees, that if at any time or times during the Term, the Landlord is in receipt of a bona fide offer to lease from a third party ("Offer") for all or part of any vacant space on the ground floor and/or for all or part of any vacant space on the 1st and 6th floor located in the Building ("Expansion Premises"), provided the Tenant is not then in default under the Lease, prior to accepting such Offer, the Landlord shall then offer to lease the Expansion Premises to the Tenant by delivering notice, in writing, setting out the terms and conditions of the Offer and the Tenant shall have the right within three (3) days of its receipt of such notice, to deliver to the Landlord written notice of its election to lease the Expansion Premises upon the same terms and conditions contained in the Offer. The notice given by the Tenant to the Landlord, shall constitute a binding offer to lease and the Landlord and Tenant shall proceed diligently to enter into a lease, which lease shall reflect the terms and conditions of the Offer and which lease shall otherwise be the same form as the Lease. If the Tenant does not so elect, the Landlord shall be free to, but not obligated to, lease the Expansion Premises to the third party and this right with respect to the Expansion Premises shall continue to remain in full force and effect for the remainder of the ground floor, if applicable.


4.       PYLON SIGNAGE

The Landlord acknowledges that an exterior pylon sign will be erected on the lands for the purpose of corporate identification by the tenants subject to the Landlord's approval.




                         DATED the 9th day of May, 2000.






BETWEEN:

                        KANATA RESEARCH PARK CORPORATION

                                                               OF THE FIRST PART




AND:


                                 PMC-SIERRA LTD.

                                                              OF THE SECOND PART

                                    L E A S E




                        KANATA RESEARCH PARK CORPORATION
                                       and
                                 PMC-SIERRA LTD.





1.00 LEASED PREMISES...........................................................1
1.01 ADDITIONAL DEFINITIONS....................................................1
2.00 TERM......................................................................2
2.01 INABILITY TO GIVE OCCUPANCY...............................................2
2.02 EARLY OCCUPANCY...........................................................2
2.03 OVERHOLDING...............................................................2
3.00 RENT - Basic Rent.........................................................3
3.01 MONTHLY RENTAL............................................................3
3.02 ADDITIONAL RENT...........................................................3
3.03 ESTIMATED ADDITIONAL RENTALS..............................................3
3.04 DEFICIENCY OF ADDITIONAL RENT.............................................4
3.05 EXCESS OF ADDITIONAL RENTAL INSTALLMENTS..................................4
3.06 PRO-RATING OF ADDITIONAL RENT.............................................4
3.07 PREPAYMENT OF ADDITIONAL RENT.............................................4
3.08 DISPUTE AS TO AMOUNT OF ADDITIONAL RENT...................................4
3.09 POST-DATED CHEQUES........................................................4
3.10 ADVANCE RENTAL............................................................5
3.11 MANNER AND PLACE OF PAYMENT OF RENT.......................................5
3.12 DEFAULT...................................................................5
3.13 ACCRUAL OF RENT...........................................................5
3.14 NET LEASE.................................................................5
4.00 TENANT'S BUSINESS TAX;....................................................5
4.01 LANDLORD'S BUSINESS TAX;..................................................6
4.02 TAX ON TENANT'S LEASEHOLD IMPROVEMENTS;...................................6
4.03 PROPERTY TAX..............................................................6
4.04 ALLOCATION OF TAX.........................................................7
4.05 SEPARATE SCHOOL TAXES.....................................................7
4.06 TAX APPEAL................................................................7
4.07 CAPITAL TAX...............................................................7
5.00 OPERATING COSTS...........................................................7
5.01 ALLOCATION OF OPERATING COSTS.............................................8
5.02 FULL OCCUPANCY............................................................8
5.03 USE OF ELECTRICITY........................................................8
5.04 METERS....................................................................9
6.00 ASSIGNING OR SUBLETTING...................................................9
6.01 REQUEST TO ASSIGN OR SUBLET...............................................9
6.02 LANDLORD'S RIGHT TO CANCEL;...............................................9
6.03 ASSIGNMENT AGREEMENT.....................................................10
6.04 CONSENT NOT TO RELEASE TENANT............................................10
6.05 CHANGE IN CORPORATE CONTROL..............................................10
6.06 NOTICE OF CHANGE OF CONTROL..............................................10
6.07 COST OF CONSENT..........................................................10
7.00 TENANT'S COVENANTS;......................................................10
7.01 TENANT REPAIRS...........................................................11
7.02 RULES AND REGULATIONS....................................................11
7.03 USE OF PREMISES..........................................................11
7.04 INCREASE IN INSURANCE PREMIUMS...........................................11
7.05 CANCELLATION OF INSURANCE................................................12
7.06 OBSERVANCE OF LAW........................................................12
7.07 WASTE AND OVERLOADING OF FLOORS..........................................12
7.08 INSPECTION...............................................................12
7.09 INDEMNITY TO LANDLORD....................................................13
7.10 DAMAGE BY TENANT.........................................................13
7.11 TENANT INSURANCE.........................................................13
7.12 NO ABATEMENT OF RENT.....................................................14
7.13 EXHIBITING PREMISES......................................................14
7.14 SIGNS....................................................................15
7.15 NAME OF BUILDING.........................................................15
7.16 KEEP TIDY................................................................15
7.17 DELIVERIES...............................................................15
7.18 NOTICE OF DAMAGE.........................................................15
7.19 ALTERATIONS, ETC.........................................................15
7.20 CONSTRUCTION LIENS.......................................................16
7.21 SECURITY.................................................................16
7.22 HAZARDOUS SUBSTANCES.....................................................16
7.23  NUISANCE................................................................17
8.00 LANDLORD'S COVENANTS;....................................................17
8.01 QUIET ENJOYMENT..........................................................17
8.02 TAXES, ETC...............................................................17
8.03 HEATING AND AIR-CONDITIONING.............................................18
8.04 REPAIR OF STRUCTURE......................................................18
8.05 JANITORIAL SERVICES......................................................18
8.06 DELAYS IN PROVISION OF SERVICES..........................................18
9.00 TENANT'S FIXTURES;.......................................................19
9.01 REMOVAL OF TENANT'S FIXTURES;............................................19
10.00 DAMAGE OR DESTRUCTION OF LEASED PREMISES................................19
10.01 PARTIAL DAMAGE..........................................................19
10.02 TOTAL DAMAGE............................................................19
10.03 OBLIGATION TO REPAIR....................................................20
10.04 ABATEMENT OF RENT.......................................................20
10.05 DAMAGE TO 50% OF BUILDING...............................................20
10.06 COMPLETION OF REPAIR....................................................20
11.00 LIABILITY FOR DAMAGE TO PROPERTY........................................20
12.00 DEFAULT OF TENANT.......................................................21
13.00 BANKRUPTCY..............................................................21
14.00 RE-ENTRY BY LANDLORD....................................................22
15.00 RIGHT OF TERMINATION....................................................22
16.00 DISTRESS................................................................22
17.00 NON-WAIVER..............................................................22
18.00 CHANGES TO BUILDING.....................................................23
19.00 SEVERANCE OF LAND.......................................................23
20.00 COSTS OF COLLECTION.....................................................23
21.00 PROFITS AND REMEDIES BY LANDLORD........................................23
21.01 PAYMENTS TO THIRD PARTIES...............................................23
21.02 NON-PAYMENT OF ADDITIONAL RENT..........................................23
21.03 INTEREST ON ARREARS.....................................................24
22.00 NOTICE..................................................................24
23.00 SUBORDINATION, POSTPONEMENT, ATTORNMENT.................................24
23.01 TENANT'S RIGHT TO POSSESSION;...........................................25
23.02 ATTORNMENT BY TENANT....................................................25
24.00 CERTIFICATE.............................................................25
25.00 REGISTRATION............................................................25
26.00 PLANNING ACT............................................................25
27.00 TRANSFER BY LANDLORD....................................................25
28.00 NO ADVERTISING OF LEASED PREMISES.......................................26
29.00 TIME OF ESSENCE.........................................................26
30.00 LAWS OF ONTARIO.........................................................26
31.00 SEVERABILITY OF COVENANTS...............................................26
32.00 HEADINGS................................................................26
33.00 SCHEDULES...............................................................26
34.00 LEASE ENTIRE AGREEMENT..................................................26
35.00 INTERPRETATION..........................................................26
36.00 SUCCESSORS..............................................................27
37.00 JOINT AND SEVERAL COVENANT..............................................27
SCHEDULE "A...................................................................28
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SCHEDULE "B...................................................................29
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SCHEDULE "C"..................................................................30
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SCHEDULE "D"..................................................................33
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SCHEDULE "E"..................................................................34
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SCHEDULE "G"..................................................................35
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SCHEDULE "H"..................................................................36
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